UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 5, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (d)

                 On January 5, 2007, First Montauk Financial Corp. ("First Montauk" or "Registrant") appointed Mr. Phillip D'Ambrisi to its board of directors to serve as a Class I director. Since November 9, 2006 there have been two vacancies in the Class I directorships. In addition, Mr. D'Ambrisi was appointed Chief Operating Officer of First Montauk. Since August 2006, Mr. D'Ambrisi has been the Chief Operating Officer of First Montauk Securities Corp. ("FMSC"), the Registrant's principal subsidiary. Mr. D'Ambrisi will continue to serve as Chief Operating Officer of FSMC in addition to the appointments disclosed in this Form 8-K.

                 Mr. D'Ambrisi, age 49, has over 25 years of management experience in the financial services industry. Most recently, he served as Senior Vice President and Chief Operating Officer of Horner, Townsend & Kent, Inc., a subsidiary of The Penn Mutual Life Insurance Company. Previously, from 1989 to 2004, Mr. D'Ambrisi was employed by MONY Securities Corporation, a subsidiary of The MONY Group, initially as a Senior Vice President and Chief Operating Officer from 1989 to 1999 and then as the President and Chief Executive Officer from 1999 to 2004. He has also worked in various management positions at Mutual of New York, Securities Settlement Corporation and Dean Witter Reynolds, Inc. Mr. D'Ambrisi is a graduate of
                 Rutgers University and holds NASD Series 7, 63 and 24 licenses.

                 First Montauk and Mr. D'Ambrisi have not executed a formal written employment agreement. The terms of his employment are as follows: Mr. D'Ambrisi is being paid an annual salary of $250,000 which is being paid to him through December 31, 2007. For the period January 1, 2008 through December 31, 2008, he will be paid an annual salary of $275,000. Mr. D'Ambrisi will also be eligible for customary fringe benefits and participation in First Montauk's executive bonus pool as follows: For 2006, the annual bonus will be $200,000 payable in two installments - $100,000 on October 1, 2006 and $100,000 on or before January 15, 2007. For 2007 and 2008, respectively, the annual bonus will be the greater of $100,000 or 5% of net profits of the Registrant.

Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              99.1      Press Release dated January 5, 2007




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST MONTAUK FINANCIAL CORP.

                                       By:   /s/ Victor K. Kurylak
                                          --------------------------------------
                                       Name:  Victor K. Kurylak
                                       Title: Chief Executive Officer
                                       Date:  January 8, 2007







                                              EXHIBIT INDEX

    Exhibit     Description
    Number

      99.1         Press Release dated January 5, 2007